                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 2003


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

          Delaware                           1-11727                             73-1493906
(State or other jurisdiction         (Commission file number)                 (I.R.S. Employer
      of incorporation)                                                      Identification No.)

            8801 South Yale Avenue, Suite 310, Tulsa, Oklahoma 74137
             (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits.

     Exhibit No.                    Description
     -----------                    -----------
         99.1              Transcript of Conference Call on November 24, 2003 discussing financial results for the fourth quarter and year ended August 31, 2003.

ITEM 12    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Heritage Propane Partners, L.P. held a conference call on November 24, 2003 to discuss its financial results for the fourth quarter and year ended August 31, 2003. Heritage Propane Partners, L.P. also answered questions from analysts during the call. The transcript of the conference call is filed as Exhibit 99.1 and is hereby incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  December 1, 2003.

                                 HERITAGE PROPANE PARTNERS, L.P.

                                     By:   U.S. Propane, L.P.
                                              (General Partner)
                                     By:   U.S. Propane, L.L.C.
                                              (General Partner)
                                     By:   /s/ Michael L. Greenwood
                                        ----------------------------------------
                                               Michael L. Greenwood
                                      Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS

The exhibits listed on the following Exhibit Index are furnished as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

         Exhibit
         Number            Description
         -------           -----------

          99.1 Transcript of Conference Call on November 24, 2003 discussing financial results for the fourth quarter and year ended August 31, 2003.